Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

New Century Mortgage Corporation	Case No:	07-10419
New Century Mortgage Ventures, LLC		07-10429
NC Capital Corporation		07-10420
NC Residual III Corporation		07-10424
New Century R.E.O. Corp.		07-10426
New Century R.E.O. II Corp.		07-10427
New Century R.E.O. III Corp.		07-10428
NC Deltex, LLC		07-10430
NCoral, L.P.		07-10431
NC Asset Holding, L.P.		07-10423
Home123 Corporation		07-10421
New Century TRS Holdings, Inc.		07-10416
NC Residual IV Corporation		07-10425
New Century Credit Corporation		07-10422
New Century Financial Corporation		07-10417
	Reporting Period:	June 30, 2007

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-la	X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Michael G. Tinsley	8-15-07
Signature of Authorized Individual*	Date

Michael G. Tinsley	CFO
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

United States Bankruptcy Court

For the District of Delaware

New Century Mortgage Corporation	Case No:	07-10419
New Century Mortgage Ventures, LLC		07-10429
NC Capital Corporation		07-10420
NC Residual III Corporation		07-10424
New Century R.E.O. Corp.		07-10426
New Century R.E.O. II Corp.		07-10427
New Century R.E.O. Ill Corp.		07-10428
NC Deltex, LLC		07-10430
NCoral, L.P.		07-10431
NC Asset Holding, L.P.		07-10423
Home123 Corporation		07-10421
New Century TRS Holdings, Inc.		07-10416
NC Residual IV Corporation		07-10425
New Century Credit Corporation		07-10422
New Century Financial Corporation		07-10417
	Reporting Period:	June 30, 2007

NOTES TO MONTHLY OPERATING REPORT

The Monthly Operating Report contains financial information that has been prepared by the Debtor’s management and has not been audited or reviewed by independent registered public accountants. Some of the financial information in the Monthly Operating Report is not presented in accordance with generally accepted accounting principles (“GAAP”) and may be subject to future reconciliation and adjustments. While management of the Debtor has made every effort to ensure that the Monthly Operating Report is accurate and complete based on information that was available at the time of preparation, inadvertent errors or omissions may exist and the subsequent receipt of information may result in material changes in the data contained in the Monthly Operating Report that would warrant amendment of same. The Debtor reserves the right to amend its Monthly Operating Report as necessary or appropriate and expects it will do so as new or additional information becomes available

The Debtor reserves the right to dispute, or to assert offsets or defenses to, any claim reflected on the Monthly Operating Report as to amount, liability or classification.

The Debtor utilizes a consolidated cash management system. The Monthly Operating Report may not reflect payments by an affiliated debtor on behalf of this Debtor, as well as payments between debtor and non-debtor affiliates.

The Debtor maintains and services loan portfolios owned by various institutions. At any given time, in the ordinary course of business, the Debtor received and maintained documents and received and disbursed funds related to the loans that it serviced. In conjunction with its loan servicing, the Debtor controlled and continues to maintain custodial bank accounts. Funds held in certain custodial bank accounts are not included in the Monthly Operating Report. The Debtor reserves the right to dispute or challenge the ownership interest of assets held in the custodial bank accounts.

As provided by GAAP, the Debtors’ books, records and prior filings have characterized the loan repurchase agreements as secured financing arrangements, including the estimated total liability as a secured claim and the underlying mortgage loans and residual interests as assets of the debtors. This treatment is also reflected in this Monthly Operating Report. The loan repurchase agreements, however, generally provide that the Debtors sold mortgage loans (or residual interests) to the counterparties subject to a right and obligation to repurchase these mortgage loans or residual interests at a subsequent date or upon the occurrence of certain events. The Debtors reserve all rights with respect to the loans repurchase agreements, including the proper characterization, the underlying assets and outstanding amounts.

As explained in a Current Report on Form 8-K filed by New Century Financial Corporation (an additional debtor in this case and the Debtor’s ultimate parent) (“NCFC”) with the Securities and Exchange Commission (the “SEC”) on February 7, 2007, the previously filed consolidated interim financial statements of NCFC and its subsidiaries (including the Debtor) for the quarters ended March 31, 2006, June 30, 2006 and September 30, 2006 (the “Interim Financial Statements”) should not be relied upon. As explained in a Current Report on Form 8-K filed by NCFC with the SEC on May 24, 2007, the previously filed consolidated annual financial statements of NCFC and its subsidiaries (including the Debtor) for its fiscal year ended December 31, 2005 (the “2005 Financial Statements”) should also not be relied upon. The information contained in the Monthly Operating Report is further qualified by these disclosures.

New Century Mortgage Corporation	Case No:	07-10419
New Century Mortgage Ventures, LLC		07-10429
NC Capital Corporation		07-10420
NC Residual III Corporation		07-10424
New Century R.E.O. Corp.		07-10426
New Century R.E.O. II Corp.		07-10427
New Century R.E.O. III Corp.		07-10428
NC Deltex, LLC		07-10430
NCoral, L.P.		07-10431
NC Asset Holding, L.P.		07-10423
Home123 Corporation		07-10421
New Century TRS Holdings, Inc.		07-10416
NC Residual IV Corporation		07-10425
New Century Credit Corporation		07-10422
New Century Financial Corporation		07-10417
	Reporting Period:	June 30, 2007

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1) . Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account [See MOR-1 (CONT)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH					0

RECEIPTS					0
CASH SALES	See Attached				0	See Attached
ACCOUNTS RECEIVABLE					0
LOANS AND ADVANCES					0
SALE OF ASSETS					0
OTHER (ATTACH LIST)					0
TRANSFERS (FROM DIP ACCTS)					0
TRANSFERS FROM AFFILIATES/OTHERS					0
TOTAL RECEIPTS	0	0	0	0	0	0	0	0

DISBURSEMENTS					0
NET PAYROLL					0
PAYROLL TAXES					0
SALES, USE, & OTHER TAXES					0
INVENTORY PURCHASES					0
SECURED/ RENTAL/ LEASES					0
INSURANCE					0
ADMINISTRATIVE					0
SELLING					0
OTHER (ATTACH LIST)					0

OWNER DRAW*					0
TRANSFERS (TO DIP ACCTS)					0

PROFESSIONAL FEES					0
U.S. TRUSTEE QUARTERLY FEES					0
COURT COSTS					0
TOTAL DISBURSEMENTS	0	0	0	0	0	0	0	0

NET CASH FLOW	0	0	0	0	0	0	0	0
(RECEIPTS LESS DISBURSEMENTS)						0

CASH - END OF MONTH	0	0	0	0		0	0	0

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES

The debtors have a centralized cash disbursement operation, and therefore the cash disbursements, other than payroll, are reported under the debtor that actually makes the cash disbursement. Amounts paid on behalf of other debtors are charged via the intercompany payable/receivable accounts.

New Century Mortgage Corporation

MOR1 Schedule

Case #07-10419

Description	Type of Account	Bk Acct #	G/L Acct #	G/L Bal @ 05/31/07	Cash Receipts	Account and Intercompany Transfers	Cash Disbursements	G/L Bal @ 06/30/07	BankBal @ 06/30/07
	Petty Cash		NCMC1001	1,000.00	—	(1,000.00)	—	—	n/a
DEUTSCHE BANK NATIONAL TRUST COMPANY GLOBAL CASH MANAGEMENT 60 WALL STREET, NYC60-2802, NEW YORK, NY 10005-2858 ACCOUNT# 424583	New Century DB Operating Account	00-424-583	NCMC1007	(92,451.00)	—	93,514.26	—	1,063.26	—
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 2110104017	Commerce Checking Account	2110104017	NCMC1011	5,019.88	—		—	5,019.88	5,409.88
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 2110104084	Insurance Claims	2110104084	NCMC1012	(246,998.35)	—	6,494.72	—	(240,503.63)	(101.25)
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 7930002776	Corporate QA Reverification Account	7930002776	NCMC1013	47,075.00	—		—	47,075.00	47,300.00
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 2110104009	Recording Fees Account	2110104009	NCMC1014	21,473.46	—		(26,123.80)	(4,650.34)	(4,650.34)
	Wells Fargo Operating Account		NCMC1030	(881.87)	—		—	(881.87)	n/a
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 2110103983	Payroll Account	2110103983	NCMC1038	741,306.13		6,036,383.22	(4,361,893.84)	2,415,795.51	4,073,790.68
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 2110105706	C.N.A. L/C Collateral Account	2110105706	NCMC1042	311,092.12	271.54		—	311,363.66	311,092.12
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 7930001273	ACE American L/C Collateral Account	7930001273, 23	NCMC1049	1,263,469.84	1,207.92		—	1,264,677.76	1,264,677.76
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 7930001001		7930001001	NCMC1053	9,988.25	—		—	9,988.25	9,988.25
	Asset Sales Escrow Account	7930004221	NCMC1057	—	—	2,030,000.00	—	2,030,000.00	1,030,000.00
	Payroll Account		NCMC1065	2,485.00	—		—	2,485.00	n/a
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 7930000897	Manual Payroll Account	7930000897	NCMC1066	138,943.97		670,443.57	(271,700.51)	537,687.03	50,625.81
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 2110104025	Operating Account	2110104025	NCMC1068	61,469,857.81	179,370,710.70	(26,980,549.24)	(47,990,411.22)	165,869,608.05	164,407,619.13
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 7930003489	UB A-Paper Acct	7930003489	NCMC1070	(422,778.32)	—		—	(422,778.32)	172,115.04
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 7930003802	Corporation Travelers L/C account	7930003802	NCMC1071	577,725.49	576.39		—	578,301.88	578,301.88
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 2110108179	CBRE Facilities Account CB Richard Ellis - Agent	2110108179, 90	NCMC1073	1,940,370.47	—	3,242,371.58	(9,697,113.64)	(4,514,371.59)	583,142.54
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 2110106052	Credit Report Fee Refund Account	2110106052	NCMC1074	445.00	—		—	445.00	232,574.82
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 2110104106	Merchant Account	2110104106	NCMC1088	21,02237	—		—	21,022.37	21,016.42
DEUTSCHE BANK NATIONAL TRUST COMPANY GLOBAL TRANSACTION BANKING TRUST & SECURITIES SERVICES STRUCTURED FINANCE SERVICES 1761 EAST ST. ANDREW PLACE SANTA ANA, CA 92705-4934 ACCOUNT #042804	Barclay Funding Haircut	4000042804, 05	NCMC1096	473,108.57	—		—	473,108.57	473,108.58
DEUTSCHE BANK NATIONAL TRUST COMPANY GLOBAL TRANSACTION BANKING TRUST & SECURITIES SERVICES STRUCTURED FINANCE SERVICES 1761 EAST ST. ANDREW PLACE, SANTA ANA, CA 92705-4934 ACCOUNT #44286-400044286	CSFB Funding Haricut - HOME	4000044286	NCMC1097	(5,201,132.68)	—		—	(5,201,132.68)	462,884.30
	Cash	00-431-206	VKFLLC1009	93,514.26	—	(93,514.26)	—	—	—
	Sub-total			61,153,655.40	179,372,766.55	(14,995,856.15)	(62,347,243.01)	163,183,322.79	173,718,895.62

DEUTSCHE BANK NATIONAL TRUST COMPANY GLOBAL TRANSACTION BANKING TRUST & SECURITIES SERVICES STRUCTURED FINANCE SERVICES 1761 EAST ST. ANDREW PLACE, SANTA ANA, CA 92705-934 ACCOUNT# 34003	Disbursement Account CDC **	4000034003, 04	NCMC1003	5,499.98	—		—	5,499.98	5,500.00
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 33986	Disbursement Account UBS **	4000033986	NCMC1004	(650,187.63)	—		—	(650,187.63)	—
	Disbursement Account B of A **	4000033984	NCMC1005	3,001,118.09	—		—	3,001,118.09	—
	Disbursement Account M/S **		NCMC1008	(6,671,757.63)	—	7,720,678.27	—	1,048,920.64	n/a
	UB Payment Clearing Acct **	2110104289	NCMC1072	43,080,772.58	—	(9,115,694.68)	—	33,965,077.90	32,888,926.49
	B of A UBS Blocked Acct **	4000035071	NCMC1085	(3,386,020.50)	—	24.25	—	(3,385,996.25)
	B of A CDC Blocked Acct **	2110104114	NCMC1086	619,383.55	—		—	619,383.55	12,052.80
	Barclays Blocked Account **	2110106273	NCMC1098	(1,117,241.83)	—		—	(1,117,241.83)	11,338.54
	Total NCMC			96,035,222.01	179,372,766.55	(16,390,848.31)	(62,347,243.01)	196,669,897.24	206,636,713.45

** Activity in this account relates to transfers to investor custodial accounts and therefore not included in total receipts or disbursements.

	TOTAL DISBURSEMENTS New Century Mortgage Corporation Case #07-10419						62,347,243.01
	LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS						—
	PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)						—
	TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES						$62.347.243.01

New Century Mortgage Ventures, LLC MORI Schedule Case #07-10429
Description	Type of Account	Bk Acct #	G/L Acct #	G/L Bal @ 05/31/07	Cash Receipts	Account and Intercompany Transfers	Cash Disbursements	G/L Bal @ 06/30/07	Bank Bal @ 06/30/07
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 7930002326	Payroll Account	7930002326	NCVENT1065	10,765.06	—		—	10,765.06	10,765.06
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 7930002334	Manual Payroll Account	7930002334	NCVENT1066	27,508.01	—		—	27,508.01	27,508.01
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 7930000013	New Century Mortgage Ventures, LLC	7930000013	NCVENT1068	500,000.00	—		—	500,000.00	500,000.00
	Total NCVENT			538,273.07	—	—	—	538,273.07	538,273.07

	TOTAL DISBURSEMENTS New Century Mortgage Ventures, LLC Case #07-10429						—
	LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS						—
	PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)						—
	TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES						$—
NC Capital Corporation MORI Schedule Case #07-10420
Description	Type of Account	Bk Acct #	G/L Acct #	G/L Bal @ 05/31/07	Cash Receipts	Account and Intercompany Transfers	Cash Disbursements	G/L Bal @ 06/30/07	Bank Bal ® 06/30/07
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 2110103894	Payroll Account	2110103894	NCCC1076	42,714.96	—	3,696.78	—	46,411.74	66,555.23
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 7930000692	Manual Payroll Account	7930000692	NCCC1066	18,281.93	—		—	18,281.93	21,748.63
	Total NC Capital			60,996.89	—	3,696.78	—	64,693.67	88,303.86

	TOTAL DISBURSEMENTS NC Capital Corporation Case #07-10420						—
	LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS						—
	PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)						—
	TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES						$—

NC Residual III Corporation

MOR1 Schedule

Case #07-10424

Description	Type of Account	Bk Acct #	G/L Acct #	G/L Bal @ 05/31/07	Cash Receipts	Account and Intercompany Transfers	Cash Disbursements	G/L Bal @ 06/30/07	Bank Bal @ 06/30/07
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT #2110105625	Operating Account	2110105625	NCR1060	200,100.00				200,100.00	200,100.00
	Total NC Residual III			200,100.00	—	—	—	200,100.00	200,100.00

	TOTAL DISBURSEMENTS NC Residual III Corporation Case #07-10424						—
	LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS						—
	PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)						—
	TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES						$—

NCoral, L.P. MOR1 Schedule Case #07-10431

Description	Type of Account	Bk Acct #	G/L Acct #	G/L Bal @ 05/31/07	Cash Receipts	Account and Intercompany Transfers	Cash Disbursement	G/L Bal @ 06/30/07	Bank Bal @ 06/30/07
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT #7930002768	Operating Account	7930002768	NCORAL1068	1,000,000.00	—		—	1,000,000.00	1,000,000.00
	Total NCORAL			1,000,000.00	—	—	—	1,000,000.00	1,000,000.00

	TOTAL DISBURSEMENTS NCoral, L.P. Case #07-10431						—
	LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS						—
	PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)						—
	TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES						$—

HOME 123 Corporation MOR1 Schedule Case #07-10421

Description	Type of Account	Bk Acct	G/L Acctg #	G/L Bal @ 05/31/07	Cash Receipts	Account and Intercompany Transfers	Cash Disbursements	G/L Bal @ 06/30/07	Bank Bal @ 06/30/07
DEUTSCHE BANK NATIONAL TRUST COMPANY GLOBAL TRANSACTION BANKING TRUST & SECURITIES SERVICES STRUCTURED FINANCE SERVICES 1761 EAST ST. ANDREW PLACE, SANTA ANA, CA 92705- 4934 ACCOUNT #4000051933	Disbursement Account B of A - HOME	4000051933, 40	HOME1005	(1,581,436.92)	—		—	(1,581,436.92)	200,190.13
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT #7930002156	HOME DB Operating Account	7930002156, 79	HOME1007	1,238,761.57	12,592.91	(12,274.62)	(8,947.55)	1,230,132.31	5,571.45
R J O’BRIEN & ASSOCIATES 222 SOUTH RIVERSIDE PLAZA #900 CHICAGO, IL 60606 ACCOUNT #558-55890	R J O’Brien & Associates - HOME	558-55890	HOME1029	—				—	—
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 2110103975	Licensing Account	2110103975	HOME1050	418,896.15	—		—	418,896.15	418,896.15
COUNTRYWIDE 20 N. ACOMA BLVD., LAKE HAVASU CITY, AZ 86403 COUNTRYWIDE EPP RESERVE ACCOUNT #7823	Countrywide EPP Reserve	OUNT #7823	HOME1056	1,046,843.05	—		—	1,046,843.05	—
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 7930000102	Manual Payroll Account	7930000102	HOME1066	80,597.94		(18,526.96)		62,070.98	70,237.82
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 2110103967	Payroll Account	2110103967	HOME1077	812,457.15		262,333.13		1,074,790.28	1,420,872.72
DEUTSCHE BANK NATIONAL TRUST COMPANY GLOBAL TRANSACTION BANKING TRUST & SECURITIES SERVICES STRUCTURED FINANCE SERVICES 1761 EAST ST. ANDREW PLACE, SANTA ANA, CA 92705-4934 ACCOUNT #4000052107 & #4000052108 & #4000052109	Disbursement/Settlement Account	4000052109, 52	HOME1089	(2,259,052.54)	—		—	(2,259,052.54)	53,587.65
DEUTSCHE BANK NATIONAL TRUST COMPANY GLOBAL TRANSACTION BANKING TRUST & SECURITIES SERVICES STRUCTURED FINANCE SERVICES 1761 EAST ST. ANDREW PLACE SANTA ANA, CA 92705-4934 ACCOUNT #44286-400044286	CSFB Funding Haricut - HOME	4000044286	HOME1097	(180,562.14)	—		—	(180,562.14)	(180,562.14)
	Total HOME 123			(423,495.74)	12,592.91	231,531.55	(8,947.55)	(188,318.83)	1,988,793.78

	TOTAL DISBURSEMENTS HOME 123 Corporation Case #07-10421						8,947.55
	LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS						—
	PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)						—
	TOTAL DISBURSEMENT FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES						$8,947.55

New Century TRS Holdings, Inc.

MOR1 Schedule

Case #07-10416

Description	Type of Account	Bk Acct #	G/L Acct #	G/L Bal @ 05/31/07	Cash Receipts	Account and Intercompany Transfers	Cash Disbursements	G/L Bal @ 06/30/07	Bank Bal @ 06/30/07
MERRILL LYNCH 2001 SPRING ROAD OAK BROOK, IL 60523 ACCOUNT #637-07247 & #637-07246	Employee Stock Purchase Plan	637-07246, 47	NCFC1045	24,773.62	300.00	(24,743.62)	(30.00)	300.00	300.00
	Union Bank Lock Box		NCFC1020	(77.00)	—	77.00	—	—	—
	Total NCFC			24,696.62	300.00	(24,666.62)	(30.00)	300.00	300.00

	TOTAL DISBURSEMENTS New Century TRS Holdings, Inc. Case #07-10416						30.00
	LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS						—
	PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)						—
	TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES						$30.00

New Century Credit Corporation
MOR1 Schedule
Case #07-10422

Description	Type of Account	Bk Acct #	G/L Acct #	G/L Bal @ 05/31/07	Cash Receipts	Account and Intercompany Transfers	Cash Disbursement	G/L Bal @ 06/30/07	Bank Bal @ 06/30/07
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 2110106265	Operating Account	2110106265	CRED1068	1,000,000.00	—		—	1,000,000.00	1,000,000.00
	Total CRED			1,000,000.00	—	—	—	1,000,000.00	1,000,000.00

	TOTAL DISBURSEMENTS New Century Credit Corporation Case #07-10422						—
	LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS						—
	PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)						—
	TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES						$—

New Century Financial Corporation
MOR1 Schedule
Case #07-10417

Description	Type of Account	Bk Acct #	G/L Acct #	G/L Bal @ 05/31/07	Cash Receipts	Account and Intercompany Transfers	Cash Disbursements	G/L Bal @ 06/30/07	Bank Bal @ 06/30/07
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 7930000250	Investment Account	7930000250	NCREIT1048	—	2.33		—	2.33	2.33
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 2110106125	Operating Account	2110106125	NCREIT1087	(7,704.18)	393,508.28	16,180,286.60	(280,540.50)	16,285,550.20	16,296,136.61
	Total NCREIT			(7,704.18)	393,510.61	16,180,286.60	(280,540.50)	16,285,552.53	16,296,138.94

	TOTAL DISBURSEMENTS New Century Financial Corporation Case #07-10417						280,540.50
	LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS						—
	PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE S SOURCES (i.e. from escrow accounts)						—
	TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES						$280,540.50

	GRAND TOTAL			98,428,088.67	179,779,170.07	—	(62,636,761.06)	215,570,497.68	227,748,623.10

	TOTAL DISBURSEMENTS Consolidated New Century Financial Corporation						62,636,761.06
	LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS						—
	PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)
	TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES						$62,636,761.06

New Century Mortgage Corporation	Case No:	07-10419
New Century Mortgage Ventures, LLC		07-10429
NC Capital Corporation		07-10420
NC Residual III Corporation		07-10424
New Century R.E.O. Corp.		07-10426
New Century R.E.O. II Corp.		07-10427
New Century R.E.O. III Corp.		07-10428
NC Deltex, LLC		07-10430
NCoral, L.P.		07-10431
NC Asset Holding, L.P.		07-10423
Home123 Corporation		07-10421
New Century TRS Holdings, Inc.		07-10416
NC Residual IV Corporation		07-10425
New Century Credit Corporation		07-10422
New Century Financial Corporation		07-10417
	Reporting Period:	June 30, 2007

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

Payee	Period Covered	Amount Approved	Payor	Check		Amount Paid		Year-To-Date
				Number	Date	Fees	Expenses	Fees	Expenses
Intralinks, Inc.		611	NC Mortgage	591696	06/20/07		611		22,000
Xroads - Mailing Expenses		125,000	NC Mortgage	wire	06/21/2007 & 06/29/07		125,000		514,483
Xroads - Professional Fees		892,329	NC Mortgage	wire	06/21/07	892,329		1,298,373
Richards, Layton and Fingers - Professional Fees		308,388	NC Mortgage	wire	06/25/07	308,388		308,388
Compensation Group - Professional Fees		64,000	NC Mortgage	wire	06/28/07	64,000		64,000

Total						1,264,716	125,611	1,670,761	536,483

Reporting Period: June 30, 2007

STATEMENT OF OPERATIONS CURRENT MONTH

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

Case No:	07-10419	07-10429	07-10420	07-10424	07-10426	07-10427	07-10428	07-10430	07-10431	07-10423	07-10421	07-10416	07-10425	07-10422	07-10417
Debtor:	New Century Mortgage Corpora- tion	New Century Mortgage Ventures, LLC	NC Capital Corpora- tion	NC Residual III Corpora- tion	New Century R.E.O. Corp.	New Century R.E.O. II Corp.	New Century R.E.O. III Corp.	NC Deltex, LLC	NCoral, L.P.	NC Asset Holding, L.P.	Home123 Corpora- tion	New Century TRS Holdings, Inc.	NC Residual IV Corpora- tion	New Century Credit Corpora- tion	New Century Financial Corpora- tion
REVENUES
Gross Revenues	(134,309,926)	0	(39,372,176)	(14,504,178)	0	0	0	0	0	0	35,533	0	9,598,734	0	0
Less: Returns and Allowances	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Net Revenue	(134,309,926)	0	(39,372,176)	(14,504,178)	0	0	0	0	0	0	35,533	0	9,598,734	0	0
COST OF GOODS S
Beginning Inventory	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Add: Purchases	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Add: Cost of Labor	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Add: Other Costs (attach schedule)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Less: Ending Inventory	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Cost of Goods S	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Gross Profit	(134,309,926)	0	(39,372,176)	(14,504,178)	0	0	0	0	0	0	35,533	0	9,598,734	0	0
OPERATING EXPENSES
Advertising	0	0	0	0	0	0	0	0	0	0	1,289	0	0	0	0
Auto and Truck Expense	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Bad Debts	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Contributions	99	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Employee Benefits Programs	608,936	0	14,341	0	0	0	0	0	0	0	5,634	0	0	0	0
Insider Compensation*	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Insurance	96,539	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Management Fees/Bonuses	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Office Expense	656,753	0	6,432	0	0	0	0	0	0	0	426,219	0	0	0	0
Pension & Profit-Sharing Plans	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Repairs and Maintenance	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Rent and Lease Expense	2,672,359	0	10,433	0	0	0	0	0	0	0	1,018,279	0	0	0	0
Salaries/Commissions/Fees	7,275,342	0	266,563	0	0	0	0	0	0	0	78,829	0	0	0	0
Supplies	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Taxes - Payroll	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Taxes - Real Estate	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Taxes - Other	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Travel and Entertainment	26,993	0	0	0	0	0	0	0	0	0	23	0	0	0	0
Utilities	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Other (attach schedule)	9,359,646	0	1,401	0	0	0	0	0	0	0	44,675	92,000	0	0	0
Total Operating Expenses Before Depreciation	20,696,667	0	299,170	0	0	0	0	0	0	0	1,574,948	92,000	0	0	0
Depreciation/Depletion/Amortization	2,046,596	0	1,643	0	0	0	0	0	0	0	184,766	0	0	0	0
Net Profit (Loss) Before Other Income & Expenses	(157,053,189)	0	(39,672,989)	(14,504,178)	0	0	0	0	0	0	(1,724,181)	(92,000)	9,598,734	0	0
OTHER INCOME AND EXPENSES
Other Income (Income from Subsidiaries)	(54,180,347)	(108)	(14,504,178)	0	0	0	0	0	0	0	(14,984)	(213,015,627)	0	0	(203,508,624)
Interest Expense	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Other Expense (attach schedule)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Net Profit (Loss) Before Reorganization Items	(54,180,347	(108)	(14,504,178)	0	0	0	0	0	0	0	(14,984)	(213,015,627)	0	0	(203,508,624)
REORGANIZATION ITEMS
Professional Fees	0	0	0	0	0	0	0	0	0	0	0	0	0	0	3,730,000
U. S. Trustee Quarterly Fees	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)	(13,135)	0	0	0	0	0	0	0	0	0	0	(270)	0	0	0
Gain (Loss) from Sale of Equipment	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Other Reorganization Expenses (attach schedule)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Total Reorganization Expenses	(13,135)	0	0	0	0	0	0	0	0	0	0	(270)	0	0	3,730,000
Income Taxes	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Net Profit (Loss)	(211,220,401)	(108)	(54,177,167)	(14,504,178)	0	0	0	0	0	0	(1,739,165)	(213,107,357)	9,598,734	0	(207,238,624)

Debtor:	Other (Non- Debtors)	Eliminations	Consolidated
REVENUES
Gross Revenues	18,587	0	(178,533,426)
Less: Returns and Allowances	0	0	0
Net Revenue	18,587	0	(178,533,426)
COST OF GOODS S
Beginning Inventory	0	0	0
Add: Purchases	0	0	0
Add: Cost of Labor	0	0	0
Add: Other Costs (attach schedule)	0	0	0
Less: Ending Inventory	0	0	0
Cost of Goods S	0	0	0
Gross Profit	18,587	0	(178,533,426)
OPERATING EXPENSES
Advertising	0	0	1,289
Auto and Truck Expense	0	0	0
Bad Debts	0	0	0
Contributions	0	0	99
Employee Benefits Programs	7,448	0	636,359
Insider Compensation*	0	0	0
Insurance	0	0	96,539
Management Fees/Bonuses	0	0	0
Office Expense	11,203	0	1,100,607
Pension & Profit-Sharing Plans	0	0	0
Repairs and Maintenance	0	0	0
Rent and Lease Expense	1,480	0	3,702,551
Salaries/Commissions/Fees	73,626	0	7,694,360
Supplies	0	0	0
Taxes - Payroll	0	0	0
Taxes - Real Estate	0	0	0
Taxes - Other	0	0	0
Travel and Entertainment	0	0	27,016
Utilities	0	0	0
Other (attach schedule)	16,770	0	9,514,492
Total Operating Expenses Before Depreciation	110,527	0	22,773,312
Depreciation/Depletion/Amortization	0	0	2,233,005
Net Profit (Loss) Before Other Income & Expenses	(91,940)	0	(203,539,743)
OTHER INCOME AND EXPENSES
Other Income (Income from Subsidiaries)	0	485,223,868	0
Interest Expense	0	0	0
Other Expense (attach schedule)	0	0	0
Net Profit (Loss) Before Reorganization Items	0	485,223,868	0
REORGANIZATION ITEMS
Professional Fees	0	0	3,730,000
U. S. Trustee Quarterly Fees	0	0	0
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)	(17,712)	0	(31,117)
Gain (Loss) from Sale of Equipment	0	0	0
Other Reorganization Expenses (attach schedule)	0	0	0
Total Reorganization Expenses	(17,712)	0	3,698,883
Income Taxes	0	0	0
Net Profit (Loss)	(74,228)	485,223,868	(207,238,626)

*	“lnsider” is defined in 11 U.S.C. Section 101(31).

Reporting Period: June 30, 2007

STATEMENT OF OPERATIONS-CURRENT MONTH-continuation sheet

Case No:	07-10419	07-10429	07-10420	07-10424	07-10426	07-10427	07-10428	07-10430	07-10431	07-10423	07-10421	07-10416	07-10425	07-10422	07-10417
Debtor:	New Century Mortgage Corpora- tion	New Century Mortgage Ventures, LLC	NC Capital Corpora- tion	NC Residual III Corpora- tion	New Century R.E.O. Corp.	New Century R.E.O. II Corp.	New Century R.E.O. III Corp.	NC Deltex, LLC	NCoral, LP.	NC Asset Holding, LP.	Home123 Corpora- tion	New Century TRS Holdings, Inc.	NC Residual IV Corpora- tion	New Century Credit Corpora- tion	New Century Financial Corpora- tion
BREAKDOWN OF “OTHER” CATEGORY
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Other Costs
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL OTHER COSTS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Other Operational Expenses
Conference & Seminars	31	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Dues & Subscriptions	39,200	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Legal Services	541,584	0	0	0	0	0	0	0	0	0	28,156	0	0	0	0
Accounting Services	126,250	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Consulting & Contract Services	1,810,477	0	1,401	0	0	0	0	0	0	0	15,751	92,000	0	0	0
Intercompany Allocation	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Training	125	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Other Misc Expenses	6,841,979	0	0	0	0	0	0	0	0	0	768	0	0	0	0
Minority Interest	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Intercompany Interest Expense	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Guarantee Fee	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Provision for Loan Losses	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL OTHER OPERATING EXPENSES	9,359,646	0	1,401	0	0	0	0	0	0	0	44,675	92,000	0	0	0
Other Income
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL OTHER INCOME	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Other Expenses
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL OTHER EXPENSES	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Other Reorganization Expenses
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL OTHER REORGANIZATION EXPENSES	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0

Debtor:	Other (Non-Debtors)	Eliminations	Consolidated
BREAKDOWN OF “OTHER” CATEGORY
	0	0	0
Other Costs
	0	0	0
	0	0	0
	0	0	0
	0	0	0
TOTAL OTHER COSTS	0	0	0
Other Operational Expenses
Conference & Seminars	0	0	31
Dues & Subscriptions	0	0	39,200
Legal Services	1,744	0	571,484
Accounting Services	0	0	126,250
Consulting & Contract Services	0	0	1,919,629
Intercompany Allocation	0	0	0
Training	0	0	125
Other Misc Expenses	15,026	0	6,857,773
Minority Interest	0	0	0
Intercompany Interest Expense	0	0	0
Guarantee Fee	0	0	0
Provision for Loan Losses	0	0	0
TOTAL OTHER OPERATING EXPENSES	16,770	0	9,514,492
Other Income
	0	0	0
	0	0	0
	0	0	0
	0	0	0
TOTAL OTHER INCOME	0	0	0
Other Expenses
	0	0	0
	0	0	0
	0	0	0
	0	0	0
TOTAL OTHER EXPENSES	0	0	0
Other Reorganization Expenses
	0	0	0
	0	0	0
	0	0	0
	0	0	0
	0	0	0
	0	0	0
	0	0	0
	0	0	0
TOTAL OTHER REORGANIZATION EXPENSES	0	0	0

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

Reporting Period: June 30, 2007

STATEMENT OF OPERATIONS - CUMULATIVE FILING TO DATE

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

Case No:	07-10419	07-10429	07-10420	07-10424	07-10426	07-10427	07-10428	07-10430	07-10431	07-10423	07-10421	07-10416	07-10425	07-10422	07-10417
Debtor:	New Century Mortgage Corpora- tion	New Century Mortgage Ventures, LLC	NC Capital Corpora- tion	NC Residual III Corpora- tion	New Century R.E.O. Corp.	New Century R.E.O. II Corp.	New Century R.E.O. III Corp.	NC Deltex, LLC	NCoral, L.P.	NC Asset Holding, L.P.	Home123 Corpora- tion	New Century TRS Holdings, Inc.	NC Residual IV Corpora- tion	New Century Credit Corpora- tion	New Century Financial Corpora- tion
REVENUES
Gross Revenues	(305,119,508)	0	(72,067,508)	(45,068,379)	0	0	0	0	0	0	173,731	(0)	(172,959,346)	(930)	0
Less: Returns and Allowances	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Net Revenue	(305,119,508)	0	(72,067,508)	(45,068,379)	0	0	0	0	0	0	173,731	(0)	(172,959,346)	(930)	0
COST OF GOODS S
Beginning Inventory	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Add: Purchases	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Add: Cost of Labor	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Add: Other Costs (attach schedule)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Less: Ending Inventory	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Cost of Goods S	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Gross Profit	(305,119,508)	0	(72,067,508)	(45,068,379)	0	0	0	0	0	0	173,731	(0)	(172,959,346)	(930)	0
OPERATING EXPENSES
Advertising	278,951	0	0	0	0	0	0	0	0	0	36,919	0	0	0	0
Auto and Truck Expense	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Bad Debts	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Contributions	424	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Employee Benefits Programs	4,902,800	0	76,575	0	0	0	0	0	0	0	939,805	0	0	0	0
Insider Compensation*	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Insurance	3,987,690	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Management Fees/Bonuses	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Office Expense	4,818,877	0	11,499	0	0	0	0	0	0	0	1,135,584	0	0	0	0
Pension & Profit-sharing Plans	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Repairs and Maintenance	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Rent and Lease Expense	8,401,834	0	49,633	0	0	0	0	0	0	0	3,018,737	0	0	0	0
Salaries/Commissions/Fees	31,511,271	0	873,184	0	0	0	0	0	0	0	4,042,397	1,035,582	0	0	729,445
Supplies	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Taxes - Payroll	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Taxes - Real Estate	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Taxes - Other	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Travel and Entertainment	1,353,208	0	10,915	0	0	0	0	0	0	0	27,880	0	0	0	0
Utilities	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Other (attach schedule)	10,649,253	1,500	701,105	0	0	0	0	0	25	0	107,318	910,037	0	0	0
Total Operating Expenses Before Depreciation	65,904,308	1,500	1,722,911	0	0	0	0	0	25	0	9,308,640	1,945,619	0	0	729,445
Depreciation/Depletion/ Amortization	6,216,477	0	3,685	0	0	0	0	0	0	0	548,902	0	0	0	0
Net Profit (Loss) Before Other Income & Expenses	(377,240,293)	(1,500)	(73,794,104)	(45,068,379)	0	0	0	0	(25)	0	(9,683,811)	(1,945,619)	(172,959,346)	(930)	(729,445)
OTHER INCOME AND EXPENSES
Other Income (Income from Subsidiaries	(116,856,371)	(1,388)	(44,798,919)	0	0	0	0	0	0	0	(14,883)	(475,574,010)	0	0	(651,535,204)
Interest Expense	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Other Expense (attach schedule)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Net Profit (Loss) Before Reorganization Item	(116,856,371)	(1,388)	(44,798,919)	0	0	0	0	0	0	0	(14,883)	(475,574,010)	0	0	(651,535,204)
REORGANIZATION ITEMS
Professional Fees	0	0	0	0	0	0	0	0	0	0	0	0	0	0	12,821,000
U. S. Trustee Quarterly Fees	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet	(26,776)	0	0	0	0	0	0	0	0	0	0	(2,644)	0	0	(27,004)
Gain (Loss) from Sale of Equipment	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Other Reorganization Expenses (attach schedule	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Total Reorganization Expenses	(26,776)	0	0	0	0	0	0	0	0	0	0	(2,644)	0	0	12,793,996
Income Taxes	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Net Profit (Loss)	(494,069,888)	(2,888)	(118,593,023)	(45,068,379)	0	0	0	0	(25)	0	(9,698,694)	(477,516,986)	(172,959,346)	(930)	(665,058,645)

Debtor:	Other (Non- Debtors)	Eliminations	Consolidated
REVENUES
Gross Revenues	72,353	21,301,339	(573,668,248)
Less: Returns and Allowances	0	0	0
Net Revenue	72,353	21,301,339	(573,668,248)
COST OF GOODS S
Beginning Inventory	0	0	0
Add: Purchases	0	0	0
Add: Cost of Labor	0	0	0
Add: Other Costs (attach schedule)	0	0	0
Less: Ending Inventory	0	0	0
Cost of Goods S	0	0	0
Gross Profit	72,353	21301,339	(573,668,248)
OPERATING EXPENSES
Advertising	0	0	315,870
Auto and Truck Expense	0	0	0
Bad Debts	0	0	0
Contributions	0	0	424
Employee Benefits Programs	107,825	0	6,027,005
Insider Compensation*	0	0	0
Insurance	2,502	0	3,990,192
Management Fees/Bonuses	0	0	0
Office Expense	26,954	0	5,992,914
Pension & Profit-sharing Plans	0	0	0
Repairs and Maintenance	0	0	0
Rent and Lease Expense	19,250	0	11,489,454
Salaries/Commissions/Fees	543,339	0	38,735,218
Supplies	0	0	0
Taxes - Payroll	0	0	0
Taxes - Real Estate	0	0	0
Taxes - Other	0	0	0
Travel and Entertainment	0	0	1,392,003
Utilities	0	0	0
Other (attach schedule)	61,654	0	12,430,892
Total Operating Expenses Before Depreciation	761,524	0	80,373,972
Depreciation/Depletion/ Amortization	4,006	0	6,773,070
Net Profit (Loss) Before Other Income & Expenses	(693,177)	21,301,339	(660,815,290)
OTHER INCOME AND EXPENSES
Other Income (Income from Subsidiaries	0	1,288,780,775	0
Interest Expense	0	0	0
Other Expense (attach schedule)	0	0	0
Net Profit (Loss) Before Reorganization Item	0	1,288,780,775	0
REORGANIZATION ITEMS
Professional Fees	0	0	12,821,000
U. S. Trustee Quarterly Fees	0	0	0
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet	(96,977)	0	(153,401)
Gain (Loss) from Sale of Equipment	0	0	0
Other Reorganization Expenses (attach schedule	0	0	0
Total Reorganization Expenses	(96,977)	0	12,667,599
Income Taxes	0	0	0
Net Profit (Loss)	(596,200)	1,310,082,114	(673,482,889)

*	“Insider” is defined in 11 U.S.C. Section 101(31)

Reporting Period: June 30, 2007

STATEMENT OF OPERATIONS - CUMULATIVE FILING TO DATE - continuation sheet

Case No:	07-10419	07-10429	07-10420	07-10424	07-10426	07-10427	07-10428	07-10430	07-10431	07-10423	07-10421	07-10416	07-10425	07-10422	07-10417
Debtor:	New Century Mortgage Corpora- tion	New Century Mortgage Ventures, LLC	NC Capital Corpora- tion	NC Residual III Corpora- tion	New Century R.E.O. Corp.	New Century R.E.O. II Corp.	New Century R.E.O. III Corp.	NC Deltex, LLC	NCoral, L.P.	NC Asset Holding, L.P.	Home123 Corpora- tion	New Century TRS Holdings, Inc.	NC Residual IV Corpora- tion	New Century Credit Corpora- tion	New Century Financial Corpora- tion
BREAKDOWN OF “OTHER”CATEGORY
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Other Costs
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL OTHER COSTS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Other Operational Expenses
Conference & Seminars	1,725	0	0	0	0	0	0	0	0	0	11	0	0	0	0
Dues & Subscriptions	94,381	0	224,724	0	0	0	0	0	0	0	3,425	0	0	0	0
Legal Services	2,390,247	0	0	0	0	0	0	0	0	0	(47,339)	0	0	0	0
Accounting Services	545,058	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Consulting & Contract Services	4,963,581	1,500	477,231	0	0	0	0	0	0	0	139,927	910,027	0	0	0
Intercompany Allocation	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Training	1,953	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Other Misc Expenses	2,652,308	0	(850)	0	0	0	0	0	25	0	11 ,294	10	0	0	0
Minority Interest	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Intercompany Interest Expense	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Guarantee Fee	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Provision for Loan Losses	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL OTHER OPERATING EXPENSES	10,649,253	1,500	701,105	0	0	0	0	0	25	0	107,318	910,037	0	0	0
Other Income
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL OTHER INCOME	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Other Expenses
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL OTHER EXPENSES	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Other Reorganization Expenses
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL OTHER REORGANIZATION EXPENSES	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0

Debtor:	Other (Non-Debtors)	Eliminations	Consolidated
BREAKDOWN OF “OTHER” CATEGORY
	0	0	0
Other Costs
	0	0	0
	0	0	0
	0	0	0
	0	0	0
TOTAL OTHER COSTS	0	0	0
Other Operational Expenses
Conference & Seminars	0	0	1,736
Dues & Subscriptions	500	0	323,030
Legal Services	10,657	0	2,353,565
Accounting Services	0	0	545,058
Consulting & Contract Services	16,500	0	6,508,766
Intercompany Allocation	0	0	0
Training	0	0	1,953
Other Misc Expenses	33,997	0	2,696,784
Minority Interest	0	0	0
Intercompany Interest Expense	0	0	0
Guarantee Fee	0	0	0
Provision for Loan Losses	0	0	0
TOTAL OTHER OPERATING EXPENSES	61,654	0	12,430,892
Other Income
	0	0	0
	0	0	0
	0	0	0
	0	0	0
TOTAL OTHER INCOME	0	0	0
Other Expenses
	0	0	0
	0	0	0
	0	0	0
	0	0	0
TOTAL OTHER EXPENSES	0	0	0
Other Reorganization Expenses
	0	0	0
	0	0	0
	0	0	0
	0	0	0
	0	0	0
	0	0	0
	0	0	0
	0	0	0
TOTAL OTHER REORGANIZATION EXPENSES	0	0	0

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

Reporting Period: June 30. 2007

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

								BOOK VALUE AT END OF CURRENT REPORTING MONTH

Case No:	07-10419	07-10429	07-10420	07-10424	07-10426	07-10427	07-10428	07-10430	07-10431	07-10423	07-10421	07-10416	07-10425	07-10422	07-10417
Debtor:	New Century Mortgage Corpora- tion	New Century Mortgage Ventures, LLC	NC Capital Corpora- tion	NC Residual III Corpora- tion	New Century R.E.O. Corp.	New Century R.E.O. II Corp.	New Century R.E.O. III Corp.	NC Deltex, LLC	NCoral, L.P.	NC Asset Holding, L.P.	Home123 Corpora- tion	New Century TRS Holdings, Inc.	NC Residual IV Corpora- tion	New Century Credit Corpora- tion	New Century Financial Corpora- tion
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents **	196,669,897	538,273	64,694	200,100	0	0	0	0	1,000,000	0	(188,319)	300	0	1,000,000	16,285,553
Restricted Cash and Cash Equivalents (see continuation sheet)	0	0	4,163,731	0	0	0	0	0	0	0	885,140	0	492,372	0	0
Accounts Receivable (Net)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Notes Receivable	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Inventories	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Prepaid Expenses	112,294,049	0	2,326,701	0	0	0	0	0	0	0	572,036	19,999	2	(21,730)	3,117,966
Professional Retainers	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Other Current Assets (attach schedule)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL CURRENT ASSETS	308,963,946	538,273	6,555,126	200,100	0	0	0	0	1,000,000	0	1,268,857	20,299	492,374	978,270	19,403,519
PROPERTY AND EQUIPMENT
Real Property and Improvements	11,912,496	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Machinery and Equipment	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Furniture, Fixtures and Office Equipment	141,194,070	0	0	0	0	0	0	0	0	0	9,180,101	0	0	0	0
Leaseh Improvements	36,112,105	0	0	0	0	0	0	0	0	0	2,798,393	0	0	0	0
Vehicles	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Less Accumulated Depreciation	(110,257,356)	0	0	0	0	0	0	0	0	0	(5,660,003)	0	0	0	0
TOTAL PROPERTY & EQUIPMENT	78,961,315	0	0	0	0	0	0	0	0	0	6,318,491	0	0	0	0
OTHER ASSETS
Loans to Insiders*	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Other Assets (attach schedule)****	2,299,922,532	(17,191)	3,546,034,079	171,888,859	0	0	0	0	(25)	0	1,280,040,286	(419,078,905)	1,002,992,149	84,553,551	537,428,005
TOTAL OTHER ASSETS	2,299,922,532	(17,191)	3,546,034,079	171,888,859	0	0	0	0	(25)	0	1,280,040,286	(419,078,905)	1,002,992,149	84,553,551	537,428,005
TOTAL ASSETS	2,687,847,793	521,082	3,552,589,205	172,088,959	0	0	0	0	999,975	0	1,287,627,634	(419,058,606)	1,003,484,523	85,531,821	556,831,524

Debtor:	Other (Non- Debtors)	Eliminations	Consolidated
CURRENT ASSETS
Unrestricted Cash and Equivalents **	8,350,063	0	223,920,561
Restricted Cash and Cash Equivalents (see continuation sheet)	1,418,634	0	6,959,877
Accounts Receivable (Net)	0	0	0
Notes Receivable	0	0	0
Inventories	0	0	0
Prepaid Expenses	(70,676,964)	(20,000)	47,612,060
Professional Retainers	0	0	0
Other Current Assets (attach schedule)	0	0	0
TOTAL CURRENT ASSETS	(60,908,267)	(20,000)	278,492,498
PROPERTY AND EQUIPMENT
Real Property and Improvements	0	0	11,912,496
Machinery and Equipment	0	0	0
Furniture, Fixtures and Office Equipment	772,717	0	151,146,888
Leased Improvements	155,410	0	39,065,908
Vehicles	0	0	0
Less Accumulated Depreciation	(623,777)	0	(116,541,136)
TOTAL PROPERTY & EQUIPMENT	304,350	0	85,584,156
OTHER ASSETS
Loans to Insiders*	0	0	0
Other Assets (attach schedule)****	118,874,509	(879,249,808)	7,743,388,042
TOTAL OTHER ASSETS	118,874,509	(879,249,808)	7,743,388,042
TOTAL ASSETS	58,270,592	(879,269,808)	8,107,464,695

								BOOK VALUE AT END OF CURRENT REPORTING MONTH

	New Century Mortgage Corpora- tion	New Century Mortgage Ventures, LLC	NC Capital Corpora- tion	NC Residual III Corpora- tion	New Century R.E.O. Corp.	New Century R.E.O. II Corp.	New Century R.E.O. III Corp.	NC Deltex, LLC	NCoral, L.P.	NC Asset Holding, L.P.	Home123 Corpora- tion	New Century TRS Holdings, Inc.	NC Residual IV Corpora- tion	New Century Credit Corpora- tion	New Century Financial Corpora- tion
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Taxes Payable (refer to FORM MOR-4)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Wages Payable	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Notes Payable	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Rent / Leases – Building/ Equipment	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Secured Debt / Adequate Protection Payments	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Professional Fees	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Amounts Due to Insiders*	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Other Postpetition Liabilities (attach schedule)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL POSTPETITION LIABILITIES	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	2,577,399,263	0	3,082,616,603	0	0	0	0	0	0	0	1,277,763,014	0	220,241,154	0	87,645,000
Priority Debt	2,707,826	0	0	0	0	0	0	0	0	0	31,693	0	0	0	0
Unsecured Debt	243,066,312	(100,423)	7,744,201	0	0	0	0	0	0	0	18,713,663	489,506	0	116,572	64,268,178
TOTAL PRE-PETITION LIABILITIES	2,823,173,401	(100,423)	3,090,360,804	0	0	0	0	0	0	0	1,296,508,370	489,506	220,241,154	116,572	151,913,178
TOTAL LIABILITIES	2,823,173,401	(100,423)	3,090,360,804	0	0	0	0	0	0	0	1,296,508,370	489,506	220,241,154	116,572	151,913,178
OWNER EQUITY
Capital Stock	0	500,000	10	33,600	0	0	0	0	0	0	4,000	0	0	1,100,000	625,037
Additional Paid-in Capital	44,730,246	250,000	78,487,923	288,178,142	0	0	0	0	1,000,000	0	79,996,000	(60,887,310)	450,151,672	0	1,259,611,522
Partners’ Capital Account	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Owner’s Equity Account	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Retained Earnings – Pre-Petition ****	314,014,034	(125,607)	502,333,491	(71,054,404)	0	0	0	0	0	0	(79,182,042)	118,856,184	506,051,043	84,316,179	(190,259,568)
Retained Earnings – Postpetition	(494,069,888)	(2,888)	(118,593,023)	(45,068,379)	0	0	0	0	(25)	0	(9,698,694)	(477,516,986)	(172,959,346)	(930)	(665,058,645)
Adjustments to Owner Equity (attach schedule)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Postpetition Contributions (Distributions) (Draws) (attach schedule)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
NET OWNER EQUITY	(135,325,608)	621,505	462,228,401	172,088,959	0	0	0	0	999,975	0	(8,880,736)	(419,548,112)	783,243,369	85,415,249	404,918,346
TOTAL LIABILITIES AND OWNERS’ EQUITY	2,687,847,793	521,082	3,552,589,205	172,088,959	0	0	0	0	999,975	0	1,287,627,634	(419,058,606)	1,003,484,523	85,531,821	556,831,524

	Other (Non- Debtors)	Eliminations	Consolidated
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	0	0	0
Taxes Payable (refer to FORM MOR-4)	0	0	0
Wages Payable	0	0	0
Notes Payable	0	0	0
Rent / Leases – Building/Equipment	0	0	0
Secured Debt / Adequate Protection Payments	0	0	0
Professional Fees	0	0	0
Amounts Due to Insiders*	0	0	0
Other Postpetition Liabilities (attach schedule)	0	0	0
TOTAL POSTPETITION LIABILITIES	0	0	0
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	104,476,092	0	7,350,141,126
Priority Debt	0	0	2,739,519
Unsecured Debt	1,836,041	0	336,134,050
TOTAL PRE-PETITION LIABILITIES	106,312,133	0	7,689,014,695
TOTAL LIABILITIES	106,312,133	0	7,689,014,695
OWNER EQUITY
Capital Stock	7,217,500	(100)	9,480,047
Additional Paid-in Capital	29,347,015	(19,900)	2,170,845,310
Partners’ Capital Account	0	0	0
Owner’s Equity Account	0	0	0
Retained Earnings – Pre-Petition ****	(84,009,856)	(2,189,331,922)	(1,088,392,468)
Retained Earnings – Postpetition	(596,200)	1,310,082,114	(673,482,889)
Adjustments to Owner Equity (attach schedule)	0	0	0
Postpetition Contributions (Distributions) (Draws) (attach schedule)	0	0	0
NET OWNER EQUITY	(48,041,541)	(879,269,808)	418,450,000
TOTAL LIABILITIES AND OWNERS’ EQUITY	58,270,592	(879,269,808)	8,107,464,695

*	“Insider” is defined in 11 U.S.C. Section 101(31).
**	Included in unrestricted cash and equivalents are certain accounts that, as of the end of the reporting period, include certain amounts that will be distributed to various custodial accounts at a later date.
***	See Statement of Financial Affairs and Schedules of Assets and Liabilities filed with the court on May 31, 2007.
****	Includes $1.3 billion relating to prior period intercompany transfer pricing adjustments between New Century Mortgage and NC Capital.

Reporting Period: June 30, 2007

	BOOK VALUE AT END OF CURRENT REPORTING MONTH

Case No:	07-10419	07-10429	07-10420	07-10424	07-10426	07-10427	07-10428	07-10430	07-10431	07-10423	07-10421	07-10416	07-10425	07-10422	07-10417
Debtor:	New Century Mortgage Corpora- tion	New Century Mortgage Ventures, LLC	NC Capital Corpora- tion	NC Residual III Corpora- tion	New Century R.E.O. Corp.	New Century R.E.O. II Corp.	New Century R.E.O. III Corp.	NC Deltex, LLC	NCoral, L.P.	NC Asset Holding, L.P.	Home123 Corpora- tion	New Century TRS Holdings, Inc.	NC Residual IV Corpora- tion	New Century Credit Corpora- tion	New Century Financial Corpora- tion
Other Current Assets
Morgan Stanley Receivable	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL OTHER CURRENT ASSETS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Other Assets
Loans Held for Sale	2,501,684,513	0	3,518,239,287	0	0	0	0	0	0	0	1,289,584,279	0	0	0	0
Loans Held for Investment	0	0	0	0	0	0	0	0	0	0	0	0	262,040,393	0	0
Residual Interests	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Mortgage Servicing Rights	786,433	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Intangible Assets	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Investment in Sub	466,522,579	10,501	173,088,928	0	0	0	0	0	0	0	43,315	(201,351,207)	0	0	451,011,012
Due to/from affiliates	(392,782,451)	0	0	(30,942,889)	0	0	0	0	0	0	0	0	52,058,758	0	320,071,905
Receivable from Subs (1)	(276,288,542)	(27,692)	(145,294,136)	202,831,748	0	0	0	0	(25)	0	(9,587,308)	(267,269,662)	688,892,998	84,553,551	(280,071,092)
Investment in Carrington Capital Management, LLC	0	0	0	0	0	0	0	0	0	0	0	49,541,964	0	0	0
Deferred Compensation	0	0	0	0	0	0	0	0	0	0	0	0	0	0	46,416,180
TOTAL OTHER ASSETS	2,299,922,532	(17,191)	3,546,034,079	171,888,859	0	0	0	0	(25)	0	1,280,040,286	(419,078,905)	1,002,992,149	84,553,551	537,428,005

BOOK VALUE AT END OF CURRENT REPORTING MONTH

Debtor:	Other (Non-Debtors)	Eliminations	Consolidated
Other Current Assets
Morgan Stanley Receivable	0	0	0
	0	0	0
	0	0	0
	0	0	0
	0	0	0
TOTAL OTHER CURRENT ASSETS	0	0	0
Other Assets
Loans Held for Sale	113,262,317	0	7,422,770,396
Loans Held for Investment	0	(38,167,325)	223,873,068
Residual Interests	0	0	0
Mortgage Servicing Rights	0	0	786,433
Intangible Assets	0	0	0
Investment in Sub	3,476,054	(892,801,182)	0
Due to/from affiliates	(225,620)	51,820,297	0
Receivable from Subs (1)	2,361,758	(101,598)	0
Investment in Carrington Capital Management, LLC	0	0	49,541,964
Deferred Compensation	0	0	46,416,180
TOTAL OTHER ASSETS	118,874,509	(879,249,808)	7,743,388,042

	BOOK VALUE AT END OF CURRENT REPORTING MONTH

	New Century Mortgage Corpora- tion	New Century Mortgage Ventures, LLC	NC Capital Corpora- tion	NC Residual III Corpora- tion	New Century R.E.O. Corp.	New Century R.E.O. II Corp.	New Century R.E.O. III Corp.	NC Deltex, LLC	NCoral, L.P	NC Asset Holding, L.P.	Home 123 Corpora- tion	New Century TRS Holdings, Inc.	NC Residual IV Corpora- tion	New Century Credit Corpora- tion	New Century Financial Corpora- tion
Other Postpetition Liabilities

	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL POSTPETITION LIABILITIES	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Adjustments to Owner Equity
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL ADJUSTMENTS TO OWNER EQUITY	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Postpetition Contributions (Distributions) (Draws)
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL POSTPETITION CONTRIBUTIONS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0

BOOK VALUE AT END OF CURRENT REPORTING MONTH

	Other (Non- Debtors)	Eliminations	Consolidated
OTHER POSTPETITION LIABILITIES

	0	0	0
	0	0	0
	0	0	0
	0	0	0
	0	0	0
TOTAL POSTPETITION LIABILITIES	0	0	0
Adjustments to Owner Equity
	0	0	0
	0	0	0
	0	0	0
	0	0	0
TOTAL ADJUSTMENTS TO OWNER EQUITY	0	0	0
Postpetition Contributions (Distributions) (Draws)
	0	0	0
	0	0	0
	0	0	0
	0	0	0
	0	0	0
TOTAL POSTPETITION CONTRIBUTIONS	0	0	0

Restricted Cash is cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account

***	See Statement of Financial Affairs and Schedules of Assets and Liabilities filed with the court on May 31, 2007
(1)	Includes $1.3 billion relating to prior period intercompany transfer pricing adjustments between New Century Mortgage and NC Capital

New Century Mortgage Corporation	Case No:	07-10419
New Century Mortgage Ventures, LLC		07-10429
NC Capital Corporation		07-10420
NC Residual III Corporation		07-10424
New Century R.E.O. Corp.		07-10426
New Century R.E.O. II Corp.		07-10427
New Century R.E.O. III Corp.		07-10428
NC Deltex, LLC		07-10430
NCoral, L.P.		07-10431
NC Asset Holding, L.P.		07-10423
Home123 Corporation		07-10421
New Century TRS Holdings, Inc.		07-10416
NC Residual IV Corporation		07-10425
New Century Credit Corporation		07-10422
New Century Financial Corporation		07-10417
	Reporting Period:	June 30, 2007

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Withholding		1,718,703	(1,718,703)	June 1, 8, 15, 29, 2	EFT 3rd party-Genesis Tax
FICA-Employee		185,045	(185,045)	June 1, 8, 15, 29, 2	EFT 3rd party-Genesis Tax
FICA-Employer		185,045	(185,045)	June 1, 8, 15, 29, 2	EFT 3rd party-Genesis Tax
Unemployment		144	(144)	June 1, 8, 15, 29, 2	EFT 3rd party-Genesis Tax
Income
Other: Adjustments
Total Federal Taxes	0	2,088,936	(2,088,936)

State and Local
Withholding		122,436	(122,436)	June 1, 8, 15, 29, 2	EFT 3rd party-Genesis Tax
Sales
Excise
Unemployment		1,034	(1,034)	June 1, 8, 15, 29, 2	EFT 3rd party-Genesis Tax
Real Property
Personal Property
Other: Medicare		107,836	(107,836)	June 1, 8, 15, 29, 2	EFT 3rd party-Genesis Tax
Total State and Local	0	231,306	(231,306)
Total Taxes	0	2,320,242	(2,320,242)

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	None this reporting period
Wages Payable
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:
Other:
Total Postpetition Debts

Explain how and when the Debtor intents to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

New Century Mortgage Corporation	Case No:	07-10419
New Century Mortgage Ventures, LLC		07-10429
NC Capital Corporation		07-10420
NC Residual III Corporation		07-10424
New Century R.E.O. Corp.		07-10426
New Century R.E.O. II Corp.		07-10427
New Century R.E.O. III Corp.		07-10428
NC Deltex, LLC		07-10430
NCoral, L.P.		07-10431
NC Asset Holding, L.P.		07-10423
Home123 Corporation		07-10421
New Century TRS Holdings, Inc.		07-10416
NC Residual IV Corporation		07-10425
New Century Credit Corporation		07-10422
New Century Financial Corporation		07-10417
	Reporting Period:	June 30, 2007

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation		Amount
Total Accounts Receivable at the beginning of the reporting period		N/A
+ Amounts billed during the period
- Amounts collected during the period
Total Accounts Receivable at the end of the reporting period

Accounts Receivable Aging		Amount
0 - 30 days old		N/A
31 - 60 days old
61 - 90 days old
91 + days old
Total Accounts Receivable
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.*	X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5.	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.	X

*	During June 2007, the Debtors recorded the sale of its Servicing Assets to Carrington Mortgage Services, LLC approved by the Bankruptcy Court (Docket # 844) on May 23rd, 2007.

In addition, the Debtors, recorded the sale related to certain of its LNFA Mortgage Loan Portfolio to Ellington Management Group, L.L.C. approved by the Bankruptcy Court (Docket # 1319) on June 19th, 2007.

New Century Mortgage Corporation	Case No:	07-10419
New Century Mortgage Ventures, LLC		07-10429
NC Capital Corporation		07-10420
NC Residual III Corporation		07-10424
New Century R.E.O. Corp.		07-10426
New Century R.E.O. II Corp.		07-10427
New Century R.E.O. III Corp.		07-10428
NC Deltex, LLC		07-10430
NCoral, L.P.		07-10431
NC Asset Holding, L.P.		07-10423
Home123 Corporation		07-10421
New Century TRS Holdings, Inc.		07-10416
NC Residual IV Corporation		07-10425
New Century Credit Corporation		07-10422
New Century Financial Corporation		07-10417
	Reporting Period:	June 30, 2007

NEW BANK ACCOUNTS OPENED THIS PERIOD

Account Name	AA	UBOC No.
New Century Mortgage Corporation Debtor-in-Possession Case #07-10417 Asset Sales Escrow Account Union Bank of California	A	7930004221

New Century Mortgage Corporation Debtor-in-Possession Case #07-10417 Servicing Asset Sales Deposit Account Union Bank of California	A	7930004248

New Century Mortgage Corporation Debtor-in-Possession Case #07-10417 Tech Bid Deposit Account Union Bank of California	A	7930004795

New Century Mortgage Corporation Debtor-in-Possession Case #07-10417 Reserve Account Union Bank of California	A	7930004280